Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of AMS Health Sciences, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2005 (the “Report”), I, Jerry W. Grizzle, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2006	/S/ JERRY W. GRIZZLE
Jerry W. Grizzle
Chairman, President and Chief Executive Officer